Exhibit 10.1

                            STOCK EXCHANGE AGREEMENT

         This STOCK EXCHANGE AGREEMENT (this "Agreement") is dated as of May 27, 2004, by and among Logistical Support, LLC, a California limited liability company ("LS"), Hill Aerospace & Defense, LLC, a California limited liability company and its subsidiaries or affiliates ("Hill", and, together with LS, the "Company") and The Children's Trust of 1988, G. Scott Littell as trustee ("Littell"), Harry Lebovitz ("Lebovitz"), Joseph Lucan ("Lucan"), Dave Will ("Will"), Hill Industries, LLC, a California limited liability company ("Industries LLC"), Hill Industries, Inc., a California corporation ("Industries Inc." and together with Littell, Lebovitz, Lucan, Will and Industries LLC, "Common Holders"), The Morpheus Trust dated 10/1/03 ("Shareholder 1"), Livingston Investments, Ltd. ("Shareholder 2"), The Gateway Real Estate Investment Trust ("Shareholder 3"), Picasso, LLC ("Shareholder 4"), The Glacier Trust ("Shareholder 5"), and The Breitman Family Trust dated 7/1/03 ("Shareholder 6," and, together with the Common Holders, Shareholder 1, Shareholder 2, Shareholder 3, Shareholder 4 and Shareholder 5, collectively, the "Sellers") and Bikini Team International, Inc., a Utah corporation ("NewCo" or "Purchaser"), Tryant Capital, LLC, a Delaware limited liability company ("Tryant") and Jeffrey Jenson ("Jenson"). Shareholder 1, Shareholder 2,
Shareholder 3, Shareholder 4, Shareholder 5 and Shareholder 6 shall also be referred to as "Preferred Holders."

                  WHEREAS, the Company and the Sellers have determined that it is in the best interest of the Company and its members to arrange for the sale of all of the issued and outstanding membership interests of the Company, including all issued and outstanding shares of common membership interests (the "Common Stock"), and all issued and outstanding shares of Preferred Membership Interests (the "Preferred Stock," and, together with the Common Stock, the "Hill Securities").

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                       PURCHASE AND SALE OF COMPANY STOCK

                  Section 1.1 Sale of Stock. Subject to the terms and conditions herein stated, the Sellers each hereby sell to Purchaser, and the Purchaser hereby purchases from the Sellers, (i) 1,000 Preferred Stock of Hill, and (ii) 1,000 Preferred Stock of LS, and (iii) all issued and outstanding Common Stock of LS and Hill.

                  Section 1.2 Purchase Price. On the Closing Date, Purchaser shall deliver to the Sellers in accordance with Schedule 1, the following consideration (the "Purchase Price"):

                  a.       Common Stock Purchase Price.

                           i. 52,000,000 shares of NewCo common stock (the "Management Common Stock"), which shall be restricted shares, and which shall be subject to a two-year lock-up agreement, shall be exchanged for all of the Common Stock.



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

                  b.       Preferred   Stock  Purchase   Price.   The  following
                           securities   shall  be  referred  to  herein  as  the
                           "Preferred Stock Purchase Securities":

                           i.       11,200,000 shares of NewCo common stock; and

                           ii. a five-year warrant to purchase up to 11,363,637 shares of NewCo common stock at an exercise price of $0.20 per share (the "Investor Warrants").

                  Section 1.3 Closing. The closing of the transactions referred to in Section 1.1 hereof (the "Closing") shall take place as of May 27, 2004, or at such other time as the parties may agree upon. Such time and date are herein referred to as the "Closing Date."

                  Section 1.4 Tax Free Transfers. The transactions referred to in Sections 1.1 and 1.2 hereof, are intended to qualify for tax free treatment pursuant to Section 351 of the Internal Revenue Code of 1986, as amended and applicable California provisions. Immediately following the transfers described in Sections 1.1 and 1.2 hereof, the Sellers will own in excess of eighty percent of the total combined voting power of all classes of stock entitled to vote and in excess of eighty percent of the total number of shares of all other classes of stock of NewCo.

                                   ARTICLE II

                           REPRESENTATIONS OF COMPANY

                  Except as set forth in the Disclosure Schedule, Company hereby represents and warrants, to the knowledge of Bruce Littell and/or Harry Lebovitz, as follows:

                  Section 2.1 Company Stock. All of the membership units of Company have been duly authorized. The Sellers respectively own the Hill Securities free and clear of any liens or encumbrances of any type or nature whatsoever, and each has full right, power and authority to exchange the Hill Securities that are owned by each hereunder without qualification. There are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any membership interests or other securities of Hill or LS, except for those which will be cancelled on or prior to the Closing Date.

                  Section 2.2. Corporate Status. Each of Hill and LS is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California and is licensed or qualified as a foreign corporation in all states in which the nature of their respective businesses or the character or ownership of their respective properties makes such licensing or qualification necessary.

                  Section 2.3 Authorization and Validity of Agreement. The Company has full power and authority (corporate or otherwise) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming the due execution of this Agreement by Purchaser, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.



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

                  Section 2.4 Consents and Approvals; No Violations. The execution and delivery of this Agreement by the Company and the consummation by the Company of the purchase and sale of the Hill Securities as contemplated herein and the other transactions contemplated hereby (a) will not violate the provisions of the Articles of Organization or Operating Agreement of the Company, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which the Company is bound or by which any of their respective properties or assets are bound, (c) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any United States governmental or regulatory body, agency or authority on or prior to the Closing Date (as defined in Section 1.3), and (d) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of the Company under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which the Company is a party, or by which they or any of its properties or assets may be bound.

                  Section 2.5 Financial Statements. To the best of the Company's knowledge, the financial statements of the Company furnished to the Purchaser, consisting of unaudited interim financial statements for the period ended September 30, 2003 are correct and fairly present the financial condition of the Company as of these dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein. These financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                  Section 2.6  Undisclosed  Liabilities.  Except as set forth on
Schedule 2.6, the Company has no material liabilities of any nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due.

                  Section 2.7 Interim Changes. Except as set forth in Schedule 2.7, since the dates of its balance sheet, there have been no (i) changes in the financial condition, assets, liabilities or business of the Company, which in the aggregate, have been materially adverse; (ii) damages, destruction or loss of or to the property of the Company, payment of any dividend or other distribution in respect of the capital stock of the Company or any direct or indirect redemption, purchase or other acquisition of any such stock; or (iii) increases paid or agreed to in the compensation, retirement benefits or other commitments to their employees.



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

                  Section 2.8 Title to Property. The Company has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in its balance sheets, and the properties and assets of the Company are subject to no mortgage, pledge, lien or encumbrance, except as reflected in the financial statements of the Company, with respect to which no default exists.

                  Section 2.9 Litigation. Except as set forth in Schedule 2.9, here is no litigation or proceeding pending, or to the knowledge of the Company, threatened, against or relating to the Company or its properties or business, except litigation which is not expected to have any material adverse effect on the Company. Further, no officer, director or person who may be deemed to be an affiliate of the Company is party to any material legal proceeding which could have an adverse effect on the Company (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to the Company.

                  Section 2.10 Books and Records. From the date of this Agreement to the Closing, Sellers will cause Company to (i) give to NewCo and its representatives full access during normal business hours to all of Company offices, books, records, contracts and other corporate documents and properties so that NewCo may inspect and audit them; and (ii) furnish such information concerning the properties and affairs of Company as NewCo may reasonably request.

                  Section 2.11 Tax Returns. Except as set forth in Schedule 2.11, Company has filed all federal and state income or franchise tax returns that have been required to be filed by it or has received currently effective extensions of the required filing dates.

                  Section   2.12   Confidentiality.   Until  the  Closing   (and
continuously if there is no Closing), Company,the Sellers and their representatives will keep confidential any information which they obtain from NewCo concerning its properties, assets and business. If the transactions contemplated by this Agreement are not consummated by May 30, 2004, Company, the Sellers will return to NewCo all written matter with respect to NewCo obtained by them in connection with the negotiation or consummation of this Agreement.

                  Section 2.13 Environmental Matters. Company, the Sellers have no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of
Company or its predecessors. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," " hazardous materials" or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

                  Section 2.14 Access to Information Regarding NewCo. Company, The Sellers acknowledge that NewCo has delivered them copies of what has been represented to be documentation containing all material information respecting NewCo and its present and contemplated business operations, potential acquisitions, management and other factors, by personal delivery to them and/or by notification of access to the reports and registration statements of NewCo that contain such information in the EDGAR Archives of the Securities and Exchange Commission at www.sec.gov; that they have had a reasonable opportunity to review such documentation and to discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the sole director and executive officer of NewCo, and with the legal and accounting firms of NewCo, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.



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

                                   ARTICLE III

                    INVESTMENT AND PURCHASER REPRESENTATIONS

         Section 3.1. The Purchaser and Tryant hereby represent and warrant to the Sellers, jointly and severally, that:

                  (a) Common and Preferred Stock. All of the common stock and Preferred Stock of the Purchaser have been duly authorized, validly issued, fully paid and are non-assessable. Upon issuance, the Management Common Stock and Preferred Stock Purchase Securities shall be duly authorized, validly issued, fully paid and non-assessable.

                  (b) Authorization and Validity of Agreement. The Purchaser has full power and authority (corporate or otherwise) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and, assuming the due execution of this Agreement by each of the Sellers, is a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

                  (c) Consents and Approvals; No Violations. The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the purchase and sale of the Hill Securities as contemplated herein and the other transactions contemplated hereby (a) will not violate the provisions of the Articles of Incorporation or Bylaws of the Purchaser, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which the Purchaser is bound or by which any of its properties or assets are bound, (c) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any United States governmental or regulatory body, agency or authority on or prior to the Closing Date (as defined in Section 1.3), and (d) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of the Purchaser under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which the Purchaser is a party, or by which they or any of its properties or assets may be bound.



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

                  (d) Organization and Good Standing. NewCo is a corporation duly organized, validly existing and in good standing under the laws of Utah and is qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on NewCo.

                  (e) Capitalization. NewCo's authorized capital stock consists of 105,000,000 shares of common stock, $0.001 par value per share, 800,000 of which are issued and outstanding and 5,000,000 shares of preferred stock, 50,000 of which are issued and outstanding as Series A Preferred Stock. As of the Closing Date, 580,000 shares of the currently issued and outstanding common stock, and all of the issued and outstanding Series A Preferred Stock, will be cancelled, and there will be a total of 220,000 shares of common stock remaining outstanding. All of the issued and outstanding shares of NewCo common stock and preferred stock were duly authorized for issuance and are validly issued, fully paid and non-assessable. There are no options, warrants, convertible securities, any rights of first refusal, any preemptive rights or any other right to acquire equity securities of NewCo outstanding, except for those which will be cancelled on or prior to the Closing Date.

                  (f) Subsidiaries. NewCo does not, directly or indirectly, own any shares of any capital stock or other equity interest in, has not made any investment in, and does not control or have any proprietary interest in, any corporation, partnership, joint venture or other business association or entity.

                  (g) SEC Documents. NewCo has filed all reports required to be filed by it under the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as NewCo was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports"). The SEC Documents constitute all of the documents and reports that NewCo was required to file with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder by the SEC since January 24, 2002. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of NewCo included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP") (except, in the case of unaudited statements, as permitted by the applicable form under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of NewCo as of the dates thereof and its statements of operations, shareholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a material adverse effect on NewCo, its business, financial condition or results of operations). Except as and to the extent set forth on the consolidated balance sheet of NewCo at December 31, 2003, including the notes thereto, and Schedule 3.1(g) attached hereto, NewCo has no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether required to be reflected on a balance sheet or not).



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

          (h) Financial Statements.

              (1) Included in the SEC Documents are the audited  balance  sheets of NewCo December 31, 2003 and 2002, and the related consolidated statements of operations and shareholders' deficit, and cash flows for the years then ended, and for the period January 1, 2002 through December 31, 2003, together with the unqualified report thereon (except with respect to continuation as a going concern) of Rogelio G. Castro, Certified Public Accountant ("Castro"), independent auditor (collectively, "NewCo's Audited Financials").

              (2) NewCo's Audited Financials ("NewCo's Financial Statements") are (i) in accordance with the books and records of NewCo, (ii) correct and complete, (iii) fairly present the financial position and results of operations of NewCo as of the dates indicated, and (iv) prepared in accordance with U.S. GAAP (except that (x) unaudited financial statements may not be in accordance with U.S. GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on NewCo, its business, financial condition or results of operations).

                  (i) Events Subsequent to Financial Statements. Except as reflected in the Annual Report on Form 10-KSB for the annual period ended December 31, 2003, since December 31, 2003:

                           (1) NewCo has not entered into any transaction or contract or conducted any business other than seeking a business combination or other strategic transaction;

                           (2) NewCo has not failed to pay and discharge its current liabilities in the ordinary course of business consistent with past practice;

                           (3) NewCo has not incurred any indebtedness or liability or assumed any obligations;

                           (4) NewCo has not waived or released any right of any material value;

                           (5) NewCo has not paid any compensation or benefits to officers or directors of NewCo;



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

                           (6) NewCo has not made or authorized any amendment in the Certificate of Incorporation or Bylaws of NewCo, other than the designation of NewCo's Series B Preferred Stock which forms a part of the Preferred Stock Purchase Securities; and the proposed amendment to the Certificate of Incorporation regarding the change of the corporation's name from "Bikini Team International, Inc." to "Logistical Support, Inc.".

                           (7) there has been no material  adverse change in the
         condition   (financial  or  otherwise)  of  the   properties,   assets,
         liabilities or business of NewCo.

                  (j) Public Listing of NewCo. NewCo has never been listed on any national stock exchange or national market system in the United States or elsewhere except the NASD OTC Bulletin Board ("OTCBB"), and its common stock is currently quoted on the OTCBB. Since its last application for quotation on the OTCBB was approved, NewCo has not received notice from the OTCBB to the effect that NewCo is not in compliance with the listing or maintenance requirements of the OTCBB. NewCo is, and has no reason to believe that it will not, in the foreseeable future, continue to be, in compliance with all such listing and maintenance requirements.

                  (k) Litigation. There is no suit, action, proceeding, investigation, claim or order pending or, to the knowledge of NewCo, threatened against NewCo (or to the knowledge of NewCo, pending or threatened, against any of the officers or directors of NewCo with respect to their business activities on behalf of NewCo), or to which NewCo is otherwise a party, before any court, or before any governmental department, commission, board, agency, or instrumentality; nor to the knowledge of NewCo is there any reasonable basis for any such action, proceeding or investigation.

                  (l) Governmental Consents. All consents, approvals, orders, authorizations or registrations, qualifications, designations, declarations or filings with any U.S., federal or state governmental authority on the part of NewCo required in connection with the consummation of the transactions contemplated herein shall have been obtained prior to and be effective as of the Closing, except that NewCo shall be required to file with the SEC following the Closing an amendment to its Schedule 13D.

                  (m) Third Party Consents. All third party consents, approvals, orders or authorizations required to be obtained by NewCo in connection with the consummation of the transactions contemplated herein have been obtained.

                  (n) Books and Records. NewCo has delivered to Company a complete copy of all corporate minutes and financial records of NewCo from its inception through the Closing Date, and has disclosed to Company NewCo's current CCC number as provided by the SEC.

                  (o) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by NewCo to arise, between the accountants and lawyers presently employed by NewCo and NewCo is current with respect to any fees owed to its accountants and lawyers.



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

                  (p) Disclosure. The representations and warranties and statements of fact made by NewCo in this Agreement are accurate, correct and complete in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

         Section 3.2 Investment Representations. The Purchaser hereby represents to the Company and each Shareholder that:

                  (a) Purchaser has such  knowledge and  experience in financial and business matters so as to be capable of evaluating and understanding, and has evaluated and understood, the merits and risks of an investment in the Company and the acquisition of securities of the Company, and Purchaser has been given the opportunity to (i) obtain information and to examine all documents relating to the Company and the Company's business, to (ii) ask questions of, and to receive answers from, the Company concerning the Company, the Company's business and the terms and conditions of an investment in the Company, and to
(iii) obtain any additional information, to the extent the Company possesses such information or could acquire such information without unreasonable effort or expense, necessary to verify the accuracy of any information previously furnished. All such questions have been answered to Purchaser's full satisfaction, and all information and documents, records and books pertaining to an investment in the Company which Purchaser has requested have been made available to Purchaser.

                  (b) Purchaser is able to bear the substantial economic risks of Purchaser's investment in the Company and the purchase of securities of the Company in that, among other factors, Purchaser can afford to hold securities of the Company for an indefinite period and can afford a complete loss of Purchaser's investment in the Company.

                  (c) No material adverse change in Purchaser's financial condition has taken place during the past twelve (12) months, and Purchaser will have sufficient liquidity with respect to Purchaser's net worth for an adequate period of time to provide for Purchaser's needs and contingencies.

                  (d) Purchaser is relying solely on Purchaser's own decision or the advice of Purchaser's own adviser(s) with respect to an investment in the Company and the acquisition of securities of the Company, and has neither received nor relied on any communication from the Company, the Company's officers or the Company's agents regarding any legal, investment or tax advice relating to an investment in the Company and the acquisition of securities of the Company.

                  (e) Purchaser recognizes that investments in the Company involve substantial risks in that, among other factors: (i) successful operation of the Company depends on factors beyond the control of the Company; (ii) an investment in the Company is a speculative investment and involves a high degree of risk of loss; (iii) the Company is engaged in an industry which is highly competitive and subject to substantial risks relating to rapid technological change, fierce competition, uncertain markets and an uncertain customer base;
(iv) retention of key employees is critical to the Company's business; (v) the Company has a limited amount of working capital available to it; and (vi) there will be no public market for securities of the Company acquired by Purchaser hereunder and, accordingly, it may not be possible to liquidate an investment in the Company in case of immediate need of funds or any other emergency, if at all. Purchaser has taken full cognizance of, and understands, such risks and has obtained sufficient information to evaluate the merits and risks of an investment in the Company and the acquisition of securities of the Company.

                  (f) Purchaser confirms that none of the Company's officers nor any of the Company's agents have made any warranties concerning an investment in the Company, including, without limitation, any warranties concerning anticipated financial results, or the likelihood of success of the operations, of the Company.

                  (g) Securities of the Company are acquired by Purchaser for Purchaser's own account, for investment and not with a view to, or in connection with, any public offering or distribution of the same and without any present intention to sell the same at any particular event or circumstances. Purchaser has no agreement or other arrangement with any person to sell, transfer or pledge any part of securities of the Company which would guarantee Purchaser any profit or provide any guarantee to Purchaser against any loss with respect to securities of the Company.

                  (h) Purchaser understands that no federal, state or other governmental agency of the United States or any other territory or nation has passed on or made any recommendation or endorsement of an investment in securities of the Company.

                  (i) Purchaser understands that securities of the Company have not been registered under the United States Securities Act of 1933, as amended (the "Act") or applicable state or other securities laws, and securities of the Company are offered and sold under an exemption from registration provided by such laws and the rules and regulations thereunder; further, Purchaser understands that the Company is under no obligation to register securities of the Company or to comply with any applicable exemption under any applicable securities laws with respect to securities of the Company. Purchaser must bear the economic risks of an investment in the Company for an indefinite period of time because it is not anticipated that there will be any market for securities of the Company and because securities of the Company cannot be resold unless subsequently registered under applicable securities laws or unless an exemption from such registration is available. Purchaser also understands that the exemption provided by Rule 144 under the Act may not be available because of the conditions and limitations of such Rule, and that in the absence of the availability of such Rule, any disposition by Purchaser of any portion of securities of the Company may require compliance with some other exemption under the Act.

                  (j) Purchaser has been informed that legends referring to the restrictions indicated herein are placed on the certificate(s) evidencing securities of the Company held by Purchaser.

                  (k) Purchaser agrees that the foregoing representations and warranties will survive the sale of securities of the Company to Purchaser, as well as any investigation made by any party relying on same.

                  (l) Purchaser is an "accredited investor" as such term is defined in Regulation D promulgated under the Act.

         Section 3.3 Shareholder Investment Representations. The Sellers each hereby represent to the Purchaser, jointly but not severally, that:

                  (a) Seller has such knowledge and experience in financial and business matters so as to be capable of evaluating and understanding, and has evaluated and understood, the merits and risks of an investment in the Purchaser and the acquisition of securities of the Purchaser, and Seller has been given the opportunity to (i) obtain information and to examine all documents relating to the Purchaser and the Purchaser's business, to (ii) ask questions of, and to receive answers from, the Purchaser concerning the Purchaser, the Purchaser's business and the terms and conditions of an investment in the Purchaser, and to
(iii) obtain any additional information, to the extent the Purchaser possesses such information or could acquire such information without unreasonable effort or expense, necessary to verify the accuracy of any information previously furnished. All such questions have been answered to Seller's full satisfaction, and all information and documents, records and books pertaining to an investment in the Purchaser which Shareholder has requested have been made available to Seller.

                  (b) Seller is able to bear the substantial economic risks of Seller's investment in the Purchaser and the purchase of securities of the Purchaser in that, among other factors, Seller can afford to hold securities of the Purchaser for an indefinite period and can afford a complete loss of Seller's investment in the Purchaser.

                  (c) No material adverse change in Seller's financial condition has taken place during the past twelve (12) months, and Seller will have sufficient liquidity with respect to Seller's net worth for an adequate period of time to provide for Seller's needs and contingencies.

                  (d) Seller is relying solely on Seller's own decision or the advice of Seller's own advisor(s) with respect to an investment in the Purchaser and the acquisition of securities of the Purchaser, and has neither received nor relied on any communication from the Purchaser, the Purchaser's officers or the Purchaser's agents regarding any legal, investment or tax advice relating to an investment in the Purchaser and the acquisition of securities of the Purchaser.

                  (e) Securities of the Purchaser are acquired by Seller for Seller's own account, for investment and not with a view to, or in connection with, any public offering or distribution of the same and without any present intention to sell the same at any particular event or circumstances. Seller has no agreement or other arrangement with any person to sell, transfer or pledge any part of securities of the Purchaser which would guarantee Seller any profit or provide any guarantee to Seller against any loss with respect to securities of the Purchaser.

                  (h) Seller understands that no federal, state or other governmental agency of the United States or any other territory or nation has passed on or made any recommendation or endorsement of an investment in securities of the Purchaser.

                  (i) Seller understands that securities of the Purchaser have not been registered under the United States Securities Act of 1933, as amended (the "Act") or applicable state or other securities laws, and securities of the Purchaser are offered and sold under an exemption from registration provided by such laws and the rules and regulations thereunder; further, Seller understands that the Purchaser is under no obligation to register securities of the Purchaser or to comply with any applicable exemption under any applicable securities laws with respect to securities of the Purchaser. Seller must bear the economic risks of an investment in the Purchaser for an indefinite period of time because it is not anticipated that there will be any market for securities of the Purchaser and because securities of the Purchaser cannot be resold unless subsequently registered under applicable securities laws or unless an exemption from such registration is available. Seller also understands that the exemption provided by Rule 144 under the Act may not be available because of the conditions and limitations of such Rule, and that in the absence of the availability of such Rule, any disposition by Shareholder of any portion of securities of the Purchaser may require compliance with some other exemption under the Act.

                  (j) Seller has been informed that legends referring to the restrictions indicated herein are placed on the certificate(s) evidencing securities of the Purchaser held by Seller.

                  (k) Seller agrees that the foregoing representations and warranties will survive the sale of securities of the Purchaser to Seller, as well as any investigation made by any party relying on same.

                                   ARTICLE IV

                            CONDITIONS TO OBLIGATIONS

                  Section 4.1 Purchaser. The purchase of the Hill Securities by Purchaser on the Closing Date is conditioned upon the satisfaction or waiver, at or prior to the consummation of the sale of Hill Securities, of the following conditions:

                  (a) Truth of Representations and Warranties. The representations and warranties of contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties have been made on and as of such date (except to the extent that any such representation and warranty is stated in this Agreement to be made as of a specific date, in which case such representation and warranty shall be true and correct as of such specified date).

                  (b)   Performance  of  Agreements.   Seller  and  all  of  the
agreements of Company to be performed at or prior to the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects.

                  (c) No Injunction. No court or other government body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

                  (d) No Litigation. There shall not be any action, suit or proceeding pending or threatened that seeks to (i) make the consummation of the transactions contemplated hereby illegal or otherwise restrict or prohibit consummation thereof or (ii) require the divestiture by Purchaser or any of its subsidiaries or Affiliates of shares of stock or of any business, assets or property of any of its subsidiaries or Affiliates, or impose any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties or stock and which, in either case, in the reasonable, good faith determination of Purchaser has a significant likelihood of having a material adverse effect on Purchaser.

                  Section 4.2 Sellers and Company. The sale of the Hill Securities by Sellers on the Closing Date is conditioned upon the satisfaction or waiver, at or prior to the consummation of the sale of Hill Securities, of the following conditions:

                  (a) Truth of Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties have been made on and as of such date (except to the extent that any such representation and warranty is stated in this Agreement to be made as of a specific date, in which case such representation and warranty shall be true and correct as of such specified date).

                  (b)   Performance  of  Agreements.   Seller  and  all  of  the
agreements of Purchaser to be performed at or prior to the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects.

                  (c) No Injunction. No court or other government body or public authority shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

                  (d) No Litigation. There shall not be any action, suit or proceeding pending or threatened that seeks to (i) make the consummation of the transactions contemplated hereby illegal or otherwise restrict or prohibit consummation thereof or (ii) require the divestiture by Purchaser or any of its subsidiaries or Affiliates of shares of stock or of any business, assets or property of any of its subsidiaries or Affiliates, or impose any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties or stock and which, in either case, in the reasonable, good faith determination of Purchaser has a significant likelihood of having a material adverse effect on Purchaser.

                  (e) Due Diligence. The Company shall have completed its due diligence of NewCo, including without limitation, its capitalization, corporate books and liabilities, to its reasonable satisfaction.

                                    ARTICLE V

                             POST-CLOSING COVENANTS

                  Section 5.1 Audit. The Company shall, as soon as possible, commence an audit, with an independent certified public accounting firm chosen by the Company Board, of the Company's 2002 and 2003 fiscal year end income statements and balance sheets, as well as any other financial statements that are required to be filed by NewCo, within 60 days of the closing of the acquisition of the Company by NewCo.

                  Section 5.2 Consulting Fee. The Purchaser shall issue to Tryant Capital, LLC a consulting fee in the amount of 525,000 shares of the common stock of Purchaser, issued immediately after the closing of the transactions contemplated herein. This fee is paid for services rendered to the Purchaser in identifying the Company and negotiating the transactions contemplated herein, as well as arranging for the payment of all currently outstanding liabilities of the Purchaser (approximately $20,000) and providing the indemnification set forth in this Agreement. Tryant Capital, LLC shall have paid all outstanding liabilities of the Purchaser prior to the Closing Date.

                  Section 5.3 Survival. The representations and warranties of Articles II and III shall survive the termination of this Agreement indefinitely (subject to applicable statute of limitations).

                  Section 5.4 Warrant. The Purchaser shall issue Bruce Littell a warrant to purchase 9,633,937 shares of common stock at $0.20 per share for a five-year period promptly after the Closing.

                                   ARTICLE VI

                                  MISCELLANEOUS

                  Section 6.1 Expenses. Except as otherwise provided in this Agreement, each party to this Agreement will bear its respective fees and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the transactions contemplated herein. If this Agreement is terminated, the obligation of each party to pay its own fees and expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

                  Section 6.2 Waiver; Remedies Cumulative. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and
(c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

                  Section 6.3 Entire Agreement and Modification. This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter, and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the party to be charged with the amendment.

                  Section 6.4 Assignments, Successors and No Third-Party Rights. No party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, except such rights as shall inure to a successor or permitted assignee pursuant to this Section.

                  Section 6.5 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

                  Section 6.6 Construction. The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Articles" and "Sections" refer to the corresponding Articles and Sections of this Agreement.

                  Section 6.7 Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

                  Section 6.8 Notices. All notices, consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid);
(b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment, so long as such facsimile or e-mail is followed by a copy sent by mail; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other parties):

                  if to Purchaser, to it at:

                  c/o GCH Capital, Ltd.
                  269 S. Beverly Drive, #185
                  Beverly Hills, California 90212
                  Attention: General Counsel
                  Tel: (310) 785-0330
                  Fax: (310) 785-0040

                  TO THE COMPANY:

                  Logistical Support, Inc.
                  19734 Dearborn Street
                  Chatsworth, California 91311
                  Attention: President
                  Tel: (818) 885-0300
                  Fax: (818) 885-5091

                  Section 6.9 Governing Law; Consent to Jurisdiction. (a) The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of California applicable to contracts made and to be performed entirely within the State of California.

         (b) Any proceeding, action, litigation or claim (a "Proceeding") arising out of or relating to this Agreement or any of the transactions contemplated herein may be brought in the courts of the State of California, County of Los Angeles, or, if it has or can acquire jurisdiction, in the United States District Court for the Central District of California, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement or any of the transactions contemplated herein in any other court. The parties agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Each party hereto hereby consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address set forth opposite its name below and agrees that such service upon receipt shall constitute good and sufficient service of process or notice thereof. Nothing in this paragraph shall affect or eliminate any right to serve process in any other manner permitted by law.

                  Section 6.10 WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                  Section 6.11 Execution of Agreement. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

                                   ARTICLE VII

                                INDEMNIFICATION.

                  Section 7.1 Tryant and Jenson hereby agree, jointly and severally, to indemnify and hold harmless the Company and its affiliates and their respective officers, directors, partners, members, managers, shareholders, employees and agents ("Indemnified Party") from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies, and agrees to reimburse the other for all reasonable out-of-pocket expenses (including reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Indemnified Party, to the extent arising out of or in connection with any material misrepresentation or material breach of any of Tryant's representations or warranties contained in this Agreement.

                  Section 7.2 Tryant and Jenson agree, jointly and severally, to indemnify Company against any and all debts, liabilities and obligations of NewCo (whether contingent or otherwise) existing or arising on or before the date of this Agreement. Following the Closing, Tryant agrees to pay any and all such pre-existing debts, liabilities and obligations when and as such liabilities and obligations are discovered or become due, upon demand made by Company.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each of the parties have caused this Stock Purchase Agreement to be executed all as of the day and year first above written.

Logistical Support, LLC,
a California limited liability company           Bikini Team International, Inc.
                                                 a Utah corporation

By: ________________________                     By: _______________________
     Joseph Lucan                                    Name:
     President                                       Title:

By: ________________________
     Bruce Littell                               The Morpheus Trust:
     Manager and Chief Executive Officer

Hill Aerospace & Defense, LLC,
a California limited liability company           By: _________________
                                                      Name: Diane Breitman
By:  Hill Industries, LLC                              Title: Trustee
     Its: Managing Member

                                                 Livingston Investments, Ltd.:

     By: _______________________________
     Harry Lebovitz, Managing Member             By: _________________
                                                      Name: Carsten Rykov
                                                      Title: Managing Director

                                                 The Breitman Family Trust
                                                 dated 7/1/03:

LITTELL
The Children's Trust of 1988,

G. Scott Littell, as Trustee
                                                 By:_________________
                                                      Name:
By: __________________________                        Title:
Name: G. Scott Littell

                                                 The Gateway Real Estate
                                                 Investment Trust:

LEBOVITZ

                                                 By: _________________
_____________________________                         Name: Ari Kaplon
Harry Lebovitz                                        Title: Trustee

               [Stock Exchange Agreement signature page continued]

LUCAN

_____________________________
Joseph Lucan

HILL INDUSTRIES, INC.

_____________________________
Harry Lebovitz, President

WILL

_____________________________
Dave Will

Tryant Capital, LLC
a Delaware limited liability company

By: _____________________
Name:
Title:

               [Stock Exchange Agreement signature page continued]



PICASSO, LLC.

_____________________________
Name: Jennifer Mazur
Title:



THE GLACIER TRUST


_____________________________
Name: Albert Kashini
Title:


_____________________________
Jeffrey D. Jenson